UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
____________________
FORM 8-K/A
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  August 5, 2015
MACROGENICS, INC.
 (Exact Name of Registrant as Specified in Charter)
Delaware	001-36112	06-1591613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9640 Medical Center Drive, Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (301) 251-5172
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

MacroGenics, Inc. filed a Current Report on Form 8-K on August 5, 2015 under items 2.02 and 9.01 reporting results as of and for the period ended June 30, 2015 (the "August 5 Form 8-K"). The August 5 Form 8-K inadvertently included, as Exhibit 99.1, a press release issued on March 3, 2015 instead of the press release issued on August 5, 2015. The correct press release is attached as Exhibit 99.1 hereto.

The information provided under this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1  Press release issued by the company on August 5, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 7, 2015	MACROGENICS, INC.
	By:	/s/Atul Saran Atul Saran General Counsel

EXHIBIT INDEX

Exhibit Number    Description of Exhibit
99.1         Press release dated August 5, 2015